Exhibit 99.1

Welcome To The Cincinnati Insurance Companies' 2004 Sales Meeting Renaissance Atlanta Hotel Downtown Atlanta, GA Wednesday, January 14, 2004 Example: State-specific information used at each presentation.

2003 In Review... Congratulations! J.F. Scherer Sr. Vice President Sales & Marketing

Outperform in 2003 and Beyond Generate strong growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity- focused investment strategy Maintain financial strength

1998 1999 2000 2001 2002 9 mos 2003 Cincinnati 0.058 0.079 0.152 0.13 0.14 0.133 Estimated Industry (A.M. Best) 0.018 0.019 0.044 0.081 0.157 0.118 Opportunities for Continued Steady Property Casualty Premium Growth Room to grow in marketplace Continue to subdivide territories to improve service Increase penetration of each agency's business Selectively appoint new agencies See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Net Written Premium Growth

New Business 1999 2000 2001 2002 9 mos 2003 New Business Total Overall 210.317 275.442 271.557 317.317 265 In millions

Mix of Business-Balance Life Homeowner Other Other Liability Commercial Multi-Peril Commercial Auto Workers' Comp Personal Auto 0.03 0.09 0.1 0.13 0.23 0.15 0.11 0.16 Percent of nine month 2003 consolidated net earned premiums Commercial Lines 70% Property Casualty Personal Lines 27% $2.031 Billion in Nine Month 2003 Net Earned Premium

Further Improvement Balancing Growth with Profitability Anticipate FY 2003 statutory combined ratio of approximately 95.7% Assumes fourth-quarter catastrophe losses in 1% range Leverage local knowledge/underwriting Maintain low-cost structure 1998 1999 2000 2001 2002 9 mos 2003 Estimated Industry (A.M. Best) 1.056 1.078 1.101 1.155 1.072 1.003 Cincinnati 1.042 1.004 1.099 1.036 0.996 0.97 Cincinnati--excluding catastrophes 0.981 0.979 1.072 1.005 0.96 0.919 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Post-dividend statutory combined ratio

2003 Results-Georgia Year Written (000) Billed Premium Increase Loss Ratio New Business (000) 2003 118,076 7% 58% 11,542 2002 110,249 10 70 11,309 2001 99,941 6 69 9,282 2000 94,049 6 84 9,772 1999 88,913 4 74 8,637 Example: State-specific data used at each presentation.

2003 Results-South Carolina Year Written (000) Billed Premium Increase Loss Ratio New Business (000) 2003 $27,394 4% 53% 4,394 2002 26,275 25 85 4,578 2001 21,002 12 53 2,628 2000 18,769 17 76 2,946 1999 16,057 9 77 2,622 Example: State-specific data used at each presentation.

Potential in the Marketplace 2002 Statutory Direct Written Premiums (Dollars in millions) Cincinnati Total P/C Industry Cincinnati Market Penetration Cincinnati Total P/C Industry Cincinnati Market Penetration Ohio $651 $16,882 3.9% Illinois 280 19,058 1.5 Indiana 221 8,802 2.5 Pennsylvania 156 16,807 0.9 Michigan 157 14,840 1.1 Georgia 161 10,764 1.5 All States $2,894 $247,359 1.2

Earning Your Business Subdividing Territories; Adding Local Staff 87 territories at year- end 2003 from 70 at year-end 1998 Considering five new territories for 2004 1,093 local marketing, claims and other staff from 860 five years ago 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Commercial Premiums Written 14.958 14.569 14.729 15.03 14.494 14.765 15.886 17.335 19.975 21.565 23.295 Territories 51 56 60 63 68 70 70 74 76 83 87 * Dollars in millions Commercial Premiums by Territory

Successful Agencies Agency Direct Written Premiums (Dollars in millions) 2001 2002 Agency Relationships 960 952 Cincinnati $2,135 $2,449 Total Agency P/C $11,585 $13,263 Cincinnati Agency Penetration 18.4% 18.0%

Selectively Appoint New Agencies Tap growth opportunities within existing states Familiar turf Maintain franchise value Investigate stagnant areas 28 new agency relationships 150 appointments projected 2004-2006

Maintain Financial Strength Surplus ratio of 1.1-to-1 vs. industry average 1.3-to-1 (9/30/03) Only 1.9% of property casualty insurers rated A++ by A.M. Best

....Other Contributions to the Cause Loss Control Education and Training

Loss Control-A Valuable Member of Your Agency Team-How? Customer Service-Helping you bring a value added, consultative service to your client Relationship Focused-Helping you foster client relationships through a non- adversarial approach to Loss Control service Service Authority-Giving you the say for if, when, who, and how service is delivered Informed-Keeping you in the service loop from start to finish No Premium Limits-Giving you the opportunity to offer service to the clients that truly want and need the help Targeting-Helping you target accounts for Loss Control service Risk Evaluation-Helping you assess new and existing clients Technical Assistance-Helping you prepare for prospecting new accounts Education-Helping you enhance your loss control knowledge base Free Service-Helping you offer and provide value added services at no charge to the client

What the Agents are Saying... "Thank you for the quality job you are doing for our respective clients. You do a great job of keeping everyone informed on all issues regarding Loss Control. This really helps solidify our client relationship." "I wanted you to know that when I presented a renewal a few weeks ago, I was able to obtain a very competitive price from another carrier, but the insured said "CIC's Loss Control Consultant is worth $5,000 to us."

Continuing Education Contractors Liability Workshop Advanced Property Workshop Insurance to Value Workshop for Agents Insurance to Value Workshop for Summer Interns

Outperform in 2003 and Beyond 2004 Generate strong growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity- focused investment strategy Maintain financial strength

Corporate Overview Jack Schiff, Jr., CPCU President and CEO

Bond and Executive Risk Dan McCurdy Sr. Vice President

Products Bond Contract Surety Commercial Surety Executive Risk Directors & Officers Liability Employment Practices Liability Trustee & Fiduciary Liability Trustee Department Errors & Omissions Financial Institution Bonds Kidnap & Ransom Fidelity Bonds (Monoline)

Net Underwriting Results Nine Months Ended September 30, 2003 Growth Loss Ratio Bond 23.8% -3.1% Executive Risk 25.2% 31.3% Total 24.8% 22.3% Based on net underwriting data for nine months ended September 30, 2003)

2003 Results Growth Loss Ratio Bond 21% 13% Executive Risk 19% 33% Totals 20% 28% Based on preliminary, direct underwriting data for full-year ended December 31, 2003)

Bond Bond Contract Surety Commercial Surety

Bond Experienced Staff Headquarters 17 Years Field 21 Years

Location of Bond Field Representatives Atlanta- GA & s/e TN Charlotte- NC & SC Chicago-n. Il & WI Cleveland-n/e OH Harrisburg-PA & MD Kansas City-KS, IA, MO, NE, n/w AR Louisville-KY & w/c TN Richmond-VA Rochester-NY, NH & VT

Atlanta Bill Patterson Experience 31 Years Territory Georgia Tennessee (S/E)

Commercial Surety Dedicated Staff Excellent Service Flexible Rates

CinciBond Web Based Will Automate Processing of New Business and Renewals Forms Library Will Combine: Applications Power of Attorney Reports of Execution

Why Cincinnati? Experienced Staff Flexible Rates Best Rating A++ Profit Sharing

Executive Risk Directors & Officers Liability Employment Practices Liability Trustee & Fiduciary Liability Trust Department Errors & Omissions Financial Institution Bonds Kidnap & Ransom Fidelity (Monoline)

Blue Chip Policy -For Profit- Publicly Traded Privately Held Financial Institutions Health Care

Non-Profit Organization Blue Chip Liability Policy Comparison with Former Policy Old Non-Profit Program One Insuring Agreement Shared limit of liability for enhancement endorsement Separate applications for enhancement endorsements Cancellation under any condition Does not include spousal liability New Blue Chip Non-Profit Program Three Insuring Agreements Separate limit of liability for each Insuring Agreement One BCP non-profit application for all Insuring Agreements Non-cancelable except for non- payment of premium Includes spousal liability

Claims Distribution by Ownership 2002 Privately Held Publicly Traded Non-Profit Employees 56% 22% 89% Customers & Clients 14% 7% 4% Competitors 3% 6% 3% Shareholders 23% 58% 1% Governments 1% 2% 0% Other Third Parties 3% 5% 3% Source: Tillinghast Towers-Perrin Source: Tillinghast Towers-Perrin Source: Tillinghast Towers-Perrin Source: Tillinghast Towers-Perrin

Why Cincinnati? Experience Competitive Forms Competitive Terms Competitive Rates Best Rating A++ Profit Sharing

Claims Lessons Learned- Fidelity & Surety Chuck Armentrout Assistant Vice President Executive Risk & Bond Claims

It's Been Proven Dishonest Employees Caused... 6% of revenues lost in 2002 Small businesses are most vulnerable 80% of losses involved asset misappropriation 90% involved cash Average loss by one dishonest employee $60,000 Average loss by dishonest managers or executives $250,000 Average loss by dishonest employees and managers in collusion, $500,000 Losses by perpetrators older than 60 are 27 times higher than losses caused by employees 25 and younger Average scheme ran 18 months before detected

Prevention Criminal background checks Anonymous reporting mechanisms Internal auditing department Outside accounting Mandatory vacations Separate responsibilities

Personal Lines Larry Plum, CPCU Sr. Vice President President, The Cincinnati Casualty Co.

Cincinnati Life Update Dave Popplewell, FALU, LLIF President & COO The Cincinnati Life Insurance Company

And People Make the Difference Service...

Agency Education & Training Product & service seminars Life software training Advanced Market Forums Agent round table meetings New Agent school

Joint sales calls and presentations Cross-serving programs Investments Bond Leasing Headquarters Claims Cross-serving incentives Audit Commercial Lines Personal Lines Agency Marketing & Sales

Worksite Training Employee presentations Employee group meetings Enrollment assistance Guarantee issue requests Account administration Agency Marketing & Sales

Agency Advanced Sales Business valuation Estate planning Perpetuation planning Case development Attorneys Tapestry

Agency Development Recruiting Interviewing Testing Special financing Life development training allowance Consultation

Agency Support Product guides and sales brochures New and in-force illustrations Support documents Conservation of existing business

Agency Support Journey CinciLink i-Forms Virtual Sales Assistant Benefit access accounts

Underwriting Direct access to underwriter Online application status Impaired risk program "Lite" (tele-underwriting) application Preferred smoker class Rapid underwriting quotes Imaging/workflow management

Compensation Direct pay New business bonus Persistency bonus Contingency bonus President's Club Award programs

Commercial Lines Progress on All Fronts Tom Joseph, CPCU Sr. Vice President Commercial Lines

Topics Underwriting Results Service Information Technology Terrorism and Reinsurance

Contractor Results

State Specific Results

Service Additions to Staff (Hourly) Non-Exempt 12/31/2003 419.5 12/31/2002 393 12/31/2001 367 12/31/2000 335 12/31/1999 313 12/31/1998 303 12/31/1997 321 12/31/1996 352 12/31/1995 284 12/31/1994 244 12/31/1993 213

Service Additions to Staff (Salaried) Exempt 12/31/2003 385 12/31/2002 335 12/31/2001 296 12/31/2000 263 12/31/1999 254 12/31/1998 255 12/31/1997 250 12/31/1996 190 12/31/1995 197 12/31/1994 181 12/31/1993 173

Information Technology CinciPrint WinCPP e-CLAS iView

CinciPrint Includes all commercial and personal lines electronic applications and questionnaires Archiving Form to form transfer Forms can be saved as "TIFF" files

WinCPP

e-CLAS

e-CLAS

e-CLAS

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Wrap - up Terrorism Reinsurance

Thank You!

Claims Trends Jim Benoski Chief Insurance Officer & Senior Vice President Headquarters Claims Department

Topics Claims Reserving Staffing Information Technology

Frequency & Severity Claims Count Claims Count Average Paid Average Open Reserve 1999 388,515 3,159 $15,862 2000 393,735 3,631 16,839 2001 408,405 4,138 23,227 2002 390,595 4,318 27,005 2003 302,145 4,576 28,933 2003 numbers are through third quarter only 2003 numbers are through third quarter only 2003 numbers are through third quarter only 2003 numbers are through third quarter only

New Losses in Excess of $1,000,000

(Numbers in Millions)	2002	2003
1st QTR	10=$13.9	12=$21.4
2nd QTR	24=$37	17=$26.2
3rd QTR	17=$26.9	27=$36.6
4th QTR	18=$26.2	——

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New Losses in Excess of $1,000,000 (Nine Months 2003, continued) 2003 Commercial-47 Auto-25 GL-8 Property-12 Liquor Liability-1 Blue Chip-1 2003 Personal-9 Personal Auto with Umbrella-8 Personal Liability with Umbrella-1 States Ohio-14 Illinois-4 Indiana-7 Wisconsin-3 Georgia-4 Pennsylvania-3

Reserving Philosophy - conservative approach

Areas Where the Agency Can Help Deductibles Insurance to value Renewal underwriting Participation in glass program Participation in auto estimate repricing program

Glass Program Present Agency Participation 30% Invoices Repriced 6,000 Savings $660,000 Goal Agency Participation 95% Invoices Repriced 20,000 Savings $2,400,000

Auto Estimate Repricing Estimates presented $37,164,380 Net savings $ 2,208,681 Average savings $193

What CIC Is Doing Recovery Unit-12 Special Investigative Unit-17 Property Specialists-18 Workers' Comp Specialists-18 House Counsel Program-50 Attorneys (Currently five states, soon to be six) HQ Controls Third-party claims $35,000+ D&O/EPLI Bond Environmental Umbrella/Excess Litigation

Staffing 731 Field Claim Representatives 201 HQ Claims Support 17 Managers Average Age 56.7 Years in industry 32.8 Years with CIC 28.5 42 Supervisors Average Age 45.8 Years in industry 21 Years with CIC 17.6

Claims Management System (CMS) Totally automated system going forward Real-time financials Class coding done in field Claims rep doing entry work eliminated Second Phase to include: Agency Piece Litigation Management System

The Big Picture Scott Sheperd, Ph.D. Author, Speaker

Meeting Coordinator Norm Settle Sr. Vice President Administrative Services